Leasing Arrangements	9 Months Ended
Sep. 30, 2021
Leasing Arrangements [Abstract]
Leasing Arrangements

NOTE 6 — Leasing Arrangements

Mikab leases a commercial building under a twenty-year lease beginning October 1, 2009 and ending September 30, 2029, payable in monthly installments of $8,998 from Mikab Properties (a related party as described in Note 3). Mikab is required to carry insurance and pay for all needed repairs, maintenance and real estate taxes. The rental amount has been reduced in the last three years to $96,000 in 2020 and $87,000 in 2019 by agreement between the parties.

There were oral month-to-month agreements for the three other premises Mikab leases prior to 2021. Beginning in 2021, these three premises are under five-year lease agreements payable in monthly installments of $3,100 to 29 Aladdin Avenue Realty LLC, $1,200 to 75 Second Street Realty LLC and $1,200 to Mikab Realty LLC. Each has a 3% annual increase for the term of the leases.